Exhibit 99.1

405 S 8th Street #201, Boise, ID 83702

NEWS RELEASE

February 22, 2022

Perpetua Resources Achieves Critical Milestones As Permitting Continues to Progress

Supplemental Draft Environmental Impact Statement publication anticipated in early Q3 2022.

Amidst heightened geopolitical tensions, new US Government report indicates U.S.
foreign reliance on China and Russia for critical mineral antimony continues to grow.

The Stibnite Gold Project is designed to responsibly source gold and the only domestically mined source of antimony, essential for clean energy and defense supply chains.

BOISE, ID – Perpetua Resources Corp. (Nasdaq: PPTA / TSX: PPTA) (“Perpetua Resources” or “Perpetua” or the “Company”) announced today that the Company expects the United States Forest Service (“USFS”) to publish a Supplemental Draft Environmental Impact Statement (“SDEIS” or “Supplemental DEIS”) for public review and comment in early Q3 2022.

Supplemental DEIS Progress

During the last 18 months, the USFS and cooperating agencies have performed an extensive review of Perpetua’s refined proposed action. In this time, the USFS has made substantial progress in analyzing the project refinements and preparing chapters of the preliminary SDEIS for interagency review. Perpetua anticipates the preliminary SDEIS will be circulated for cooperating agency review in Q2 2022 with a public release of the SDEIS to follow shortly thereafter.

In support of the USFS’s preparation of the Supplemental DEIS, Perpetua has responded to more than 850 comments and numerous requests for additional information, including additional water modeling, sensitivity analyses, fisheries modeling, and habitat analysis. The USFS has also nearly completed all of the 17 specialist reports for cooperating agency review. Perpetua is confident that the additional evaluation contained within the SDEIS will directly address issues raised during the public review of the 2020 Draft Environmental Impact Statement (“DEIS”) and believes the additional analysis and detailed review will lead to the USFS designating a preferred alternative in the SDEIS.

“For over a year, the Perpetua team has worked diligently with regulators to incorporate public feedback into our proposed project design,” said Laurel Sayer, President and CEO of Perpetua Resources. “We are eager to show how our improvements are designed to leave water quality and overall habitat in this historic mining district in better shape than they are in today while also responsibly producing the mineral and metals critical for our national interests. We anticipate the hard work and commitment to a thorough and transparent process will pay dividends as our project advances.”

Responsible Mining. Critical Resources. Clean Future.

The comprehensive scientific analysis by the USFS and cooperating agencies, combined with the additional public review of the SDEIS, fortify the rigorous process mandated by the National Environmental Policy Act ("NEPA"). The USFS is expected to provide a formal schedule update later this year and Pepertua remains committed to supporting a thorough and efficient NEPA process by the USFS.

Critical Project for the American Future

The Stibnite Gold Project in central Idaho is designed to restore environmental conditions at a legacy mine site while responsibly developing one of the highest-grade, open pit gold resources in the United States and becoming the only domestically mined source of the critical mineral antimony.

As a strategic defense mineral and a key component for grid storage battery technology, securing a domestic supply of antimony is more important than ever. The U.S. Geological Survey recently reported that foreign reliance is growing, with China, Russia and Tajikistan controlling 90% of the world supply of antimony and no domestically mined sources (USGS, 2022 Mineral Commodity Summary).

“Responsible mining is the first link in a more resilient and secure supply chain,” said Laurel Sayer, President and CEO of Perpetua Resources. “We are taking actions to ensure the environmental and social outcomes of the Stibnite Gold Project meet the demand for a responsible source of antimony to secure our nation’s defense and energy supply chains.”

For further information about Perpetua Resources Corp., please contact:

Jessica Largent

Vice President Investor Relations and Finance

jessica.largent@perpetuacorp.us

Info@perpetuacorp.us

Mckinsey Lyon

Vice President External Affairs

media@perpetua.us

Website: www.perpetuaresources.com

About Perpetua Resources and the Stibnite Gold Project

Perpetua Resources Corp., through its wholly owned subsidiaries, is focused on the exploration, site restoration and redevelopment of gold-antimony-silver deposits in the Stibnite-Yellow Pine district of central Idaho that are encompassed by the Stibnite Gold Project.  The Project is one of the highest-grade, open pit gold deposits in the United States and is designed to apply a modern, responsible mining approach to restore an abandoned mine site and produce both gold and the only mined source of antimony in the United States. Further advancing Perpetua Resources’ ESG and sustainable mining goals, the Project will be powered by the lowest carbon emissions grid in the nation and a portion of the antimony produced from the Project will be supplied to Ambri, a US-based company commercializing a low-cost liquid metal battery essential for the low-carbon energy transition.  In addition to the company’s commitments to transparency, accountability, environmental stewardship, safety and community engagement, Perpetua Resources adopted formal ESG commitments which can be found here.

Responsible Mining. Critical Resources. Clean Future.

Forward-Looking Information

Statements contained in this news release that are not historical facts are "forward-looking information" or "forward-looking statements" (collectively, "Forward-Looking Information") within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. Forward-Looking Information includes, but is not limited to, disclosure regarding possible events, next steps and courses of action including actions to be taken by the USFS, the State of Idaho and other government agencies and regulatory bodies; plans with respect to the issuance of an SDEIS; the consideration of difference access routes; the anticipated timing for release of the SDEIS, FEIS, draft ROD and final ROD; predictions regarding improvements to water quality and other environmental conditions at the site; reduction of the Project footprint and the anticipated benefits and other effects thereof; disclosure regarding our funding capacity and requirements for additional capital; our and Ambri, Inc.’s ability to perform under the supply agreement, which agreement is subject to certain conditions, including identification of one or more refiners to transform our antimony concentrate into antimony metal, and mutual agreement on certain material terms, including volume and pricing. In certain cases, Forward-Looking Information can be identified by the use of words and phrases or variations of such words and phrases or statements such as "anticipate", “expect” “plan”, “likely”, “believe”, “intend”, “forecast”, “project”, “estimate”, "potential", "could", "may", "will", "would" or “should”. In preparing the Forward-Looking Information in this news release, Perpetua Resources has applied several material assumptions, including, but not limited to, assumptions that the current exploration, development, environmental and other objectives concerning the Stibnite Gold Project can be achieved and that its other corporate activities will proceed as expected; that general business and economic conditions will not change in a materially adverse manner and that permitting and operations costs will not materially increase; that the review process under the NEPA (including any joint review process involving the USFS, the State of Idaho and other agencies and regulatory bodies) as well as the public review process and SDEIS will proceed in a timely manner and as expected; and that all requisite information will be available in a timely manner. Forward-Looking Information involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Perpetua Resources to be materially different from any future results, performance or achievements expressed or implied by the Forward-Looking Information. Forward-Looking Information involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Perpetua Resources to be materially different from any future results, performance or achievements expressed or implied by the Forward-Looking Information. Such risks and other factors include, among others, changes in laws and regulations and changes in the application of standards pursuant to existing laws and regulations which may result in unforeseen results in the permitting process; uncertainty surrounding input to be received from regulators and community stakeholders; risks related to dependence on key personnel; risks related to unforeseen delays in the review process including availability of personnel from the USFS, State of Idaho and other stated, federal and local agencies and regulatory bodies (including, but not limited to, future US government shutdowns); risks related to opposition to the Project; risks related to increased or unexpected costs in operations or the permitting process; risks that estimates used in budgeting and financial statements may prove to be incorrect; risks related to the outcome of litigation and potential for delay of the Project, as well as those factors discussed in Perpetua Resources' public disclosure record. Although Perpetua Resources has attempted to identify important factors that could affect Perpetua Resources and may cause actual actions, events or results to differ materially from those described in Forward-Looking Information, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that Forward-Looking Information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on Forward-Looking Information. For further information on these and other risks and uncertainties that may affect the Company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, are available at www.sec.gov and with the Canadian securities regulators, which are available at www.sedar.com. Except as required by law, Perpetua Resources does not assume any obligation to release publicly any revisions to Forward-Looking Information contained in this news release to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Responsible Mining. Critical Resources. Clean Future.

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